UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


     Date of report (Date of earliest event reported) June 27, 2006
                                                      ----------------

                        CYCLE COUNTRY ACCESSORIES CORP.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

       NEVADA                      	333-68570             42-1523809
----------------------------      ----------------     ---------------------
(State or other jurisdiction      (Commission File         (IRS Employer
 of incorporation)                   Number)           Identification Number)


                 2188 Highway 86 Milford, Iowa  51351
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               (Address of principal executive offices)


Registrant's telephone number, including area code    (712) 338-2701

                                                      --------------



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

__ Pre-commencement communications pursuant to Rule 13e-4? under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01.  REGULATION FD DISCLOSURE.

On June 27, 2006 the registrant held its annual meeting of shareholders. During the Question and Answer segment of the meeting, the registrant disclosed the following:

a) Tractor Supply Company (TSC) will be stocking a variety of our John Deere licensed product in 30 test stores.


b) The Company is in discussions with Canadian Tire Corp. to supply their entire chain of stores with a variety of Weekend Warrior products, probably similar to those stocked by PEP Boys in their stores.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CYCLE COUNTRY ACCESSORIES CORP.

Date   June 29, 2006
    ------------------------------

                                             By: /s/ John Gault
                                    		--------------------------
                                     		John Gault
                                     		Principal Executive Officer,
                                     		President and Director






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